Exhibit 99.1

Aerie Pharmaceuticals Appoints Peter J. McDonnell, M.D., to the Company’s Board of Directors

Durham, N.C., June 11, 2020 — (BUSINESS WIRE) — Aerie Pharmaceuticals, Inc. (NASDAQ:AERI), an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma, dry eye, retinal diseases and potentially other diseases of the eye, today announced that Peter J. McDonnell, M.D., has been appointed to the Company’s Board of Directors and will also be a member of both the Nominating and Corporate Governance and Compensation Committees of the Board.

Dr. McDonnell has served as the William Holland Wilmer Professor of Ophthalmology and Director of the Wilmer Eye Institute at the Johns Hopkins University School of Medicine, the largest ophthalmology department in the country, since 2003. A board-certified ophthalmologist and specialist in corneal disease and surgery, Dr. McDonnell is an international leader in corneal transplantation, laser refractive surgery and the treatment of dry eye. He has published over 250 scientific articles and holds ten patents. A member of many professional ophthalmology and medical societies, Dr. McDonnell has been the Chief Medical Editor of Ophthalmology Times since 2004 and has also served on the editorial boards of numerous ophthalmology journals. He also serves as the Immediate Past President and director of the National Alliance for Eye and Vision Research and the Alliance for Eye and Vision Research and is Vice President of the Pan-American Ophthalmological Association, the second largest professional organization of ophthalmologists in the world.

“We are very pleased to welcome Peter to the Company’s Board. As a highly respected leader in ophthalmology, his clinical experience and broad business perspective will be invaluable as we continue to grow our glaucoma franchise and advance our clinical pipeline,” said Vicente Anido, Jr., Ph.D., Chairman and Chief Executive Officer at Aerie.

“I am excited to join Aerie’s board. As a clinician, I have seen firsthand the positive impact of Rhopressa® and Rocklatan® on glaucoma patients and look forward to working with the Company’s Board and management team as Aerie also addresses the unmet needs in dry eye and retinal disease,” said Peter J. McDonnell, M.D.

About Aerie Pharmaceuticals, Inc.

Aerie is an ophthalmic pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with open-angle glaucoma, dry eye, retinal diseases and potentially other diseases of the eye. Aerie’s first product, Rhopressa® (netarsudil ophthalmic solution) 0.02%, a once-daily eye drop approved by the U.S. Food and Drug Administration (FDA) for the reduction of elevated intraocular pressure (IOP) in patients with open-angle glaucoma or ocular hypertension, was launched in the United States in April 2018. In clinical trials of Rhopressa®, the most common adverse reactions were conjunctival hyperemia, corneal verticillata, instillation site pain, and conjunctival hemorrhage. More information about Rhopressa®, including the product label, is available at www.rhopressa.com. Aerie’s second product for the reduction of elevated IOP in patients with open-angle glaucoma or ocular hypertension, Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, the first and only fixed-dose combination of Rhopressa® and the widely-prescribed PGA (prostaglandin analog) latanoprost, was launched in the United States in May 2019. In clinical trials of Rocklatan®, the most common adverse reactions were conjunctival hyperemia, corneal verticillata, instillation site pain, and conjunctival hemorrhage. More information about Rocklatan®, including the product label, is available at www.rocklatan.com. Aerie continues to focus on global expansion and the development of additional product candidates and technologies in ophthalmology, including for wet age-related macular degeneration and diabetic macular edema. More information is available at www.aeriepharma.com.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this release include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the duration and severity of the coronavirus disease (COVID-19) outbreak, including the impact on our clinical and commercial operations, demand for our products and financial results and condition of our global supply chains; our expectations regarding the commercialization and manufacturing of Rhopressa®, Rocklatan®, Rhokiinsa® and Roclanda® or any current or future product candidates, including the timing, cost or other aspects of their commercial launch; our commercialization, marketing, manufacturing and supply management capabilities and strategies in and outside of the United States; the success, timing and cost of our ongoing and anticipated preclinical studies and clinical trials for Rhopressa® and Rocklatan®, with respect to regulatory approval outside of the United States, and any current or future product candidates, including statements regarding the timing of initiation and completion of the studies and trials, such as statements in this press release regarding any expected clinical trials for AR-15512 (formerly AVX-012), AR-1105 or AR-13503 and the results of such clinical trials; our expectations regarding the effectiveness of Rhopressa®, Rocklatan®, Rhokiinsa®, Roclanda® or any current or future product candidates; the timing of and our ability to request, obtain and maintain FDA or other regulatory authority approval of, or other action with respect to, as applicable, Rhopressa®, Rocklatan® or any current or future product candidates, including the expected timing of, and timing of regulatory and/or other review of, filings for, as applicable, Rhopressa®, Rocklatan® or any current or future product candidates; the potential advantages of Rhopressa® and Rocklatan® or any current or future product candidates; our plans to pursue development of additional product candidates and technologies; our plans to explore possible uses of our existing proprietary compounds beyond glaucoma, including development of our retina program; our ability to protect our proprietary technology and enforce our intellectual property rights; and our expectations regarding strategic operations, including our ability to in-license or acquire additional ophthalmic products, product candidates or technologies. In particular, FDA approval of Rhopressa® and Rocklatan® and EMA approval of Rhokiinsa® do not constitute regulatory approval of Rhopressa® and Rocklatan® in other jurisdictions, including EMA approval of Roclanda®, and there can be no assurance that we will receive regulatory approval for Rhopressa® and Rocklatan® in such other jurisdictions, including EMA approval of Roclanda®. In addition, FDA approval of Rhopressa® and Rocklatan® do not constitute FDA approval of our current or any future product candidates, and there can be no assurance that we will receive FDA approval for our current or any future product candidates. Furthermore, EMA acceptance of the MAA for Roclanda® does not constitute EMA approval of Roclanda®, and there can be no assurance that we will receive EMA approval of Roclanda®. In addition, the acceptance of the INDs by the FDA for AR-15512, AR-1105 and AR-13503 do not constitute FDA approval of AR-15512, AR-1105 or AR-13503 and the outcomes of later clinical trials for AR-15512, AR-1105 or AR-13503 may not be sufficient to submit an NDA with the FDA or to receive FDA approval. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, industry change and other factors beyond our control, and depend on regulatory approvals and economic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Contacts

Media: Tad Heitmann 949-526-8747; theitmann@aeriepharma.com

Investors: Ami Bavishi 908-947-3949; abavishi@aeriepharma.com

Source: Aerie Pharmaceuticals, Inc.